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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 1999
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                             COMPARE GENERIKS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                             0-27804                    11-3289396
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(State or other                   (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
Formation)

60 Davids Drive, Hauppauge, New York                                11788
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (800) 342-6555
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          (Former name or former address, if changes since last report)


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Item 5.      Other Events.

         Compare Generiks, Inc. (the "Registrant") was advised by The Nasdaq Stock Market that it did not comply with Marketplace Rule 4310(c)(04) because it failed to meet the bid price requirements.

         Accordingly, The Nasdaq Stock Market advised the Registrant that its securities would be delisted effective on January 8, 1999. As a result, the price of, and the volume of trading in, the Registrant's securities may be negatively effected.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  (i)    Letter from The Nasdaq Stock Market dated
                         January 12, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                                    COMPARE GENERIKS, INC.

                                                    By: /s/ Thomas Keith
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                                                        Thomas Keith
                                                        Chief Financial Officer

Dated:   January 15, 1999